SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ---------------

                                   FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) December 27, 2000.

                              ---------------

                             INNOVO GROUP INC.

   ------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




         Delaware                 	5199				                     11-2928178
 (State or other Jurisdiction   (Primary Standard Industrial  (IRS Employer
     of incorporation)           Classification Code Number) Identification No.)



     2633 Kingston Pike, Suite 100
           Knoxville, TN                                        37919
  ---------------------------------------                     --------
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (865) 546-1110

                                      N/A
            ____________________________________________________________
            (Former Name or Former Address, if Changed Since Last Report)

Item 4.   Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants

(i) On December 27, 2000, Innovo Group Inc. (the "Registrant") dismissed BDO Seidman, LLP as its independent accountants. The Registrants' Audit Committee participated in and approved the decision to change independent accountants.

(ii) The reports of BDO Seidman, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)In connection with its audits for the two most recent fiscal years and through December 27, 2000, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through December 27, 2000, there have been no reportable events (as defined in Regulation S-K
     Item 304(a)(1)(v)).

(v) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 28, 2000, is filed as Exhibit 16 to this Form 8-K.

(b)  New independent accountants

(i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of December 28, 2000. During the two most recent fiscal years and through December 28, 2000, the Registrant has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



Item 7.   Financial Statements and Exhibits.




(c)    Exhibit 16

       Letter from BDO Seidman, LLP, dated December 28, 2000, with respect to the Company's disclosure contained herein.



                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         INNOVO GROUP INC.


Dated: December 29, 2000                 By: /s/Jay Furrow
       -----------------                     -------------
                                       Name:  Jay Furrow
                                       Title: Chief Operating Officer






EX-16
                    LETTER FROM BDO Seidman, LLP



                        BDO SEIDMAN, LLP

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

December 29, 2000

Dear Sir/Madam:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 28, 2000, to be filed by our former client, Innovo Group, Inc. We agree with the statements made in response to that Item insofar as they relate to our firm.


Very truly yours,

/s/ BDO SEIDMAN, LLP
--------------------
BDO SEIDMAN, LLP